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                                                                    EXHIBIT 10.7

                        ASSISTED LIVING CONCEPTS, INC.
                  AMENDED AND RESTATED 1994 STOCK OPTION PLAN


1.   PURPOSE

     This Stock Option Plan (the "Plan") is intended as a performance incentive for officers, employees, consultants and other key persons of Assisted Living Concepts, Inc. (the "Company") or its Subsidiaries (as hereinafter defined) to enable the persons to whom options or restricted stock are granted (the "Grantees") to acquire or increase a proprietary interest in the success of the Company. The Company intends that this purpose will be effected by the granting of "incentive stock options" ("Incentive Options") as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and nonqualified stock options ("Nonqualified Options") (each individually and collectively, an "Option) and restricted stock ("Restricted Stock"). The term "Subsidiaries" includes any corporations in which at the time of the grant of any Option hereunder, stock possessing fifty percent or more of the total combined voting power, or fifty percent or more of the value, of all classes of stock is owned
directly or indirectly by the Company.    For purposes of Section 422 of the
Internal Revenue Code only, the portion of the Plan providing for the grant of Restricted Stock is a separate plan.

2.   OPTIONS TO BE GRANTED AND ADMINISTRATION

     (a) Incentive and Nonqualified Options.  Options granted under the Plan may
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be either Incentive Options or Nonqualified Options, and shall be designated as such at the time of grant. Each Option intended to qualify as an "incentive stock option" under the Code shall be labeled as an "Incentive Stock Option" at the time of grant and, if such option shall fail so to qualify, it shall be deemed to be a Nonqualified Option.

     (b) Compensation Committee.  The Plan shall be administered by a committee
         ----------------------
(the "Compensation Committee") which shall consist solely of two or more directors of the Company appointed by the Board of Directors of the Company (the "Board of Directors") each of whom is both a "non-employee director" as defined by Rule 16b-3 or any successor rule thereto promulgated under the Securities Exchange Act of 1934, as amended (the "Act"), and an "outside director" for purposes of Section 162(m) of the Code. Action by the Compensation Committee shall require the affirmative vote of a majority of all its members. The Board of Directors shall conduct the general administration of the Plan with respect to Options granted to non-employee Directors. In addition, the Board of Directors, in its absolute discretion, may at any time and from time to time exercise any and all rights or duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole and absolute discretion of the Committee.

     (c) Powers of Committee.  Subject to the Award Limit (as defined below) and
         -------------------
the terms and conditions of the Plan, the Compensation Committee shall have the power:
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          (A) To determine from time to time the Options and Restricted Stock to be granted to eligible persons under the Plan and to prescribe the terms and provisions (which need not be identical) of Options and Restricted
     Stock granted under the Plan to such persons;

          (B) To construe and interpret the Plan and grants thereunder and to establish, amend, and revoke rules and regulations for administration of the Plan. In this connection, the Compensation Committee may correct any defect or supply any omission, or reconcile any inconsistency in the Plan, in any Option agreement or restricted stock agreement, or in any related agreements, in the manner and to the extent it shall deem necessary or expedient to make the Plan fully effective. All decisions and determinations by the Compensation Committee in the exercise of this power shall be final and binding upon the Company and the Grantees; and

          (C) Generally, to exercise such powers and to perform such acts as are deemed necessary or expedient to promote the best interests of the Company with respect to the Plan.

3.   STOCK

     (a) Number of Shares.  The stock granted under the Plan, or subject to the
         ----------------
Options and Restricted Stock granted under the Plan, shall be shares of the Company's authorized but unissued common stock, par value $.01 per share (the "Common Stock"). The total number of shares that may be issued under the Plan shall not exceed an aggregate of 1,104,000 shares of Common Stock. The maximum number of shares which may be subject to Options granted under the Plan to any individual in any calendar year shall not exceed 100,000 shares of Common Stock (the "Award Limit"). The total number of shares that may be issued under the Plan and Award Limit shall be subject to adjustment as provided in Section 7 hereof. To the extent required by Section 162(m) of the Code, shares subject to Options which are canceled continue to be counted against the Award Limit, and if, after grant of an Option, the price of shares subject to such Option is reduced, the transaction is treated as a cancellation of the Option and a grant of a new Option and both the Option deemed to be canceled and the Option deemed to be granted are counted against the Award Limit.

     (b) Application of Available Shares.  Whenever any outstanding Option under
         -------------------------------
the Plan expires, is canceled or is otherwise terminated (other than by exercise), or any shares of Restricted Stock are repurchased by the Company pursuant to Section 15.(f) or forfeited pursuant to Section 15.(e), the shares of Common Stock allocable to the unexercised portion of such Option and such shares of Restricted Stock may again be the subject of Options or Restricted Stock under the Plan.

     (c) Issuance of Replacement Options.  The Compensation Committee also is
         -------------------------------
authorized to grant a new Option to an eligible person under the Plan upon the surrender for cancellation of an Option previously granted to such person under the Plan. Provided that the provisions of Section 5.(a) are satisfied, this new Option may have a lower exercise price per

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share than the Option previously granted to such person.

4.   ELIGIBILITY

     (a) General.  Incentive Options may be granted only to officers or other
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full-time employees of the Company or its Subsidiaries, including members of the
Board of Directors who are also full-time employees of the Company or its Subsidiaries. Nonqualified Options or Restricted Stock may be granted to directors, officers or other employees of the Company or its Subsidiaries and to consultants and other key persons who provide services to the Company or its Subsidiaries (regardless of whether they are also employees).

     (b) Certain Shareholders.  No person shall be eligible to receive any
         --------------------
Incentive Option under the Plan if, at the date of grant, such person beneficially owns stock representing in excess of ten percent of the voting power of all outstanding capital stock of the Company, unless notwithstanding anything in this Plan to the contrary (i) the purchase price for stock subject to such Option is at least 110% of the fair market value of such stock at the time of the grant and (ii) the Option by its terms is not exercisable more than 5 years from the date of grant thereof.

     (c) Annual Limit.  Notwithstanding any other provision of the Plan, the
         ------------
aggregate fair market value (determined as of the time the Option is granted) of the stock with respect to which Incentive Options are exercisable for the first time by any individual during any calendar year (under all plans of the Company and any parent and Subsidiaries) shall not exceed $100,000.

     (d) Non-Employee Director Grants.  Each current Director of the Company who
         ----------------------------
is not also a full-time employee of the Company or any of its Subsidiaries shall automatically be granted a Nonqualified Option to purchase 20,000 shares of Common Stock upon the consummation of the initial public offering of securities of the Company that is the subject of a registration statement filed with the Securities and Exchange Commission (the "Public Offering") at a purchase price equal to the per share price for Common Stock in the Public Offering. Subject to the Award Limit, at the time that any other person who is not also a full-time employee of the Company or any of its Subsidiaries is first elected as a Director of the Company, such person shall automatically be granted a Nonqualified Option to purchase 20,000 shares of Common Stock, at a purchase price per share equal to the fair market value of the Common Stock on the date of such person's election, as determined pursuant to Section 5.(d) hereof. Each Option granted pursuant to this Section 4.(d) shall vest with respect to 6,667, 6,667, and 6,666 shares on the first, second and third anniversaries, respectively, of the grant and shall expire on the earlier of the seventh anniversary of the date of vesting or one year following the Director's ceasing to be a Director for any reason; provided that no Option shall vest more than one year following the Director's ceasing to be a Director. The additional terms and conditions of such Options shall be as set forth in the Plan and in the Option agreement with each such Director. The provisions of this Section 4.(d) shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act, as amended, or the rules thereunder.

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5.   TERMS OF THE OPTION AGREEMENTS AND RESTRICTED STOCK AGREEMENTS

     Subject to the terms and conditions of the Plan, each Option agreement shall contain such provisions as the Compensation Committee shall from time to time deem appropriate; provided, however, option agreements evidencing Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Option agreements need not be identical, but each Option agreement and, with respect to Section 5.(f), each restricted stock agreement, by appropriate language shall include the substance of all of the following provisions:

     (a) Expiration;  Termination of Employment.  Notwithstanding any other
         --------------------------------------
provision of the Plan or of any Option agreement, each Option shall expire on the date specified in the Option agreement, which date in the case of any Incentive Option shall not be later than the tenth anniversary of the date on which the Option was granted. The Option agreement may provide that any outstanding Option granted to such Grantee under the Plan shall be exercisable for such period following termination of employment as may be specified in the Option agreement, subject to the expiration date of such Option.

     (b) Minimum Shares Exercisable.  The minimum number of shares with respect
         --------------------------
to which an Option may be exercised at any one time shall be one hundred (100) shares, or such lesser number as is subject to exercise under the Option at the time.

     (c) Exercise.  Except as provided in Section 4.(d) hereof with respect to
         --------
Options granted pursuant to that Section, each Option shall be exercisable in such installments (which need not be equal) and at such times as may be designated by the Compensation Committee. No Option shall first be exercisable, either in whole or in part, until the expiration of six months from the date of grant. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Option expires.

     (d) Purchase Price.  Except as set forth in Section 4.(d) with respect to
         --------------
Options granted pursuant to that Section, the purchase price per share of Common Stock subject to each Option shall be determined by the Compensation Committee; provided, however, that the purchase price per share of Common Stock subject to each Incentive Option and each Option intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code, shall be not less than 100% of the fair market value of the Common Stock on the date such Option is granted. For the purposes of the Plan (including as to Options granted pursuant to Section 4.(d)), the fair market value of the Common Stock shall be determined in good faith by the Compensation Committee; provided, however, that if the Common Stock is listed on the American Stock Exchange ("AMEX") on the date the Option is granted, the fair market value shall be the closing price reported for the Common Stock on the AMEX for such date or, if no sales were reported for such date, for the last date preceding such date for which a sale was reported.

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

     (e) Rights of Grantees.  No Grantee shall be deemed for any purpose to be
         ------------------
the owner of any shares of Common Stock subject to any Option unless and until
(i) the Option shall have been exercised pursuant to the terms thereof, (ii) all requirements under applicable law and regulations shall have been complied with to the satisfaction of the Company, (iii) the Company shall have issued and delivered the shares to the Grantee, and (iv) the Grantee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Grantee shall have full voting, dividend and other ownership rights with respect to such shares of Common Stock.

     (f) Transfer.  No Option or Restricted Stock granted hereunder shall be
         --------
transferable by the Grantee other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, as amended, or the rules thereunder, unless and until such Option has been exercised, the shares underlying such options or Restricted Stock have been issued, and all restrictions applicable to such shares have lapsed or been removed; and such Option may be exercised during the Grantee's lifetime only by the Grantee, or his or her guardian or legal representative.

6.   METHOD OF EXERCISE;  PAYMENT OF PURCHASE PRICE

     (a) Notice.  Any Option granted under the Plan may be exercised by the
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Grantee in whole or part, subject to Section 5.(b) hereof, in part by delivering to the Company on any business day a written notice specifying the number of shares of Common Stock the Grantee then desires to purchase (the "Notice").

     (b) Payment.  Payment for the shares of the Common Stock purchased pursuant
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to the exercise of an Option shall be made either: (i) in cash, or by certified or bank check or other payment acceptable to the Company, equal to the Option exercise price for the number of shares specified in the Notice (the "Total Option Price"); (ii) if authorized by the applicable Option agreement and if permitted by law, by delivery of shares of Common Stock that the Grantee may freely transfer having a fair market value, determined by reference to the provisions of Section 5.(d) hereof, equal to or less than the Total Option Price, plus cash in an amount equal to the excess, if any, of the Total Option Price over the fair market value of such shares of Common Stock; or (iii) by the Grantee delivering the Notice to the Company together with irrevocable instructions to a broker to promptly deliver the Total Option Price to the Company in cash or by other method of payment acceptable to the Company; provided, however, that the Grantee and the broker shall comply with such procedures and enter into such agreements of indemnity or other agreements as the Company shall prescribe as a condition of payment under this clause (iii).

     (c) Delivery of Certificates.  The delivery of certificates representing
         ------------------------
shares of Common Stock to be purchased pursuant to the exercise of an Option will be contingent upon the Company's receipt of the Total Option Price and of any written representations from the Grantee required by the Compensation Committee, and the fulfillment of any other requirements contained in the Option agreement or applicable provisions of law.

7.   ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

     (a) General.  If the shares of the Company's Common stock as a whole are
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increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Company, whether through merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split, combination of shares, exchange of shares, change in corporate structure or the like, an appropriate and proportionate adjustment shall be made in the number and kind of shares subject to the Plan (including, but not limited to, adjustments of the limitations in Section 3.(a) on the maximum number and kind of shares which may be issued and adjustments of the Award Limit), and in the number, kind, and per share exercise price of shares subject to unexercised Options or portions thereof granted prior to any such change. In the event of any such adjustment in an outstanding Option, the Grantee thereafter shall have the right to purchase the number of shares under such Option at the per share price, as so adjusted, which the Grantee could purchase at the total purchase price applicable to the Option immediately prior to such adjustment.

     (b) Determination and Discretion of Compensation Committee.  Adjustments
         ------------------------------------------------------
under this Section 7 shall be determined by the Compensation Committee and such determinations shall be conclusive. The Compensation Committee shall have the discretion and power in any such event to determine and to make effective provision for acceleration of the time or times at which any Option or portion thereof shall become exercisable and for acceleration of the time or times at which any restrictions on any Restricted Stock shall lapse or be removed. No fractional shares of Common Stock shall be issued under the Plan on account of any adjustment specified above.

     (c) Limitations.  No adjustment or action described in this Section 7 or
         -----------
in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code, or any successor provisions thereto. With respect to Options which are intended to qualify as performance-based compensation under Section 162(m)(4)(C) of the Code, no adjustment or action described in this Section 7 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Option to fail to so qualify under Section 162(m)(4)(C) of the Code, or any successor provisions thereto except that, to the extent permitted by Section 162(m) of the Code or the regulations thereunder, Options may, as determined by the Committee (or the Board of Directors, in the case of Options granted to non-employees Directors) in its sole and absolute discretion, become exercisable upon a "change of ownership or control" (within meaning of Treasury Regulation Section 1.162-27(e)(2)(v) or any successor regulation thereto). Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Committee (or the Board of Directors, in the case of Options granted to non-employees Directors) determines that the Option is not to comply with such exemptive conditions.

8.   EFFECT OF CERTAIN TRANSACTIONS

     In the case of (i) the dissolution or liquidation of the Company, (ii) a reorganization, merger, consolidation or other business combination in which the Company is acquired by another entity or in which the Company is not the surviving entity, or (iii) the sale of all or substantially all of the assets of the Company to another entity, the Plan and the Options issued hereunder shall terminate upon the effectiveness of any such transaction or event, unless provision is made in connection with such transaction for the assumption of Options theretofore granted, or the substitution for such Options of new Options of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and the per share exercise prices, as provided in Section 7. In the event of such termination, all outstanding Options shall be exercisable in full for at least fifteen days prior to the date of such termination whether or not
otherwise exercisable during such period.    In the case of any event described
in clause (i), (ii) or (iii) above, in its discretion, and on such terms and conditions as it deems appropriate, the Compensation Committee may provide either by the terms of a restricted stock agreement or by a resolution adopted prior to the occurrence of such event that, for a specified period of time prior to such event, the restrictions imposed under a restricted stock agreement or upon some or all shares of Restricted Stock may be terminated, and some or all shares of such Restricted Stock may cease to be subject to repurchase under
Section 15.(f) or forfeiture under Section 15.(e) after such event

9.   TAX WITHHOLDING

     (a) Payment by Grantee.  Each Grantee shall, no later than the date as of
         ------------------
which the value of any Option or Restricted Stock granted hereunder or of any Common Stock issued upon the exercise of such Option first becomes includable in the gross income of the Grantee for federal income tax purposes (the "Tax Date"), pay to the Company, or make arrangements satisfactory to the Company regarding payment of any federal, state, or local taxes of any kind required by law to be withheld with respect to such income.

     (b) Payment in Shares.  An Grantee may elect to have such tax withholding
         -----------------
obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Common Stock to be issued pursuant to an Option exercise a number of shares with an aggregate fair market value (determined by the Compensation Committee in accordance with Section 5.(d) as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company shares of Common Stock owned by the Grantee with an aggregate fair market value (determined by the Compensation Committee in accordance with Section 5.(d) as of the date the withholding is effected) that would satisfy the withholding amount due. With respect to any Grantee who is subject to Section 16(b) of the Act, the following additional restrictions shall apply:

          (A) the election to satisfy tax withholding obligations in the manner permitted by this Section 9.(b) shall be made either (1) during the period beginning on the third business day following the date of release of quarterly or annual summary statements of sales and earnings of the Company and ending on the twelfth business day following such date, or (2) at least six months prior to the Tax Date;

          (B) such election shall be irrevocable;

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

          (C) such election shall be subject to the consent or disapproval of the Compensation Committee; and

          (D) such election shall not be made within six months of the date of grant of the Option or Restricted Stock.

10.  AMENDMENT OF THE PLAN

     The Board of Directors may discontinue the Plan or amend the Plan at any time, and from time to time, subject to any required regulatory approval and provided that any such amendments that require stockholder approval under applicable laws and regulations shall also be approved by shareholders of the Company at an annual or special meeting of such shareholders to the extent
required by and in accordance with any such laws or regulations.   Furthermore,
no modifications of the Award Limit shall be effective prior to the approval of the Company's stockholders. Except as provided in Sections 5, 7, and 8 hereof, rights and obligations under any Option granted before any amendment of the Plan shall not be altered or impaired by such amendment, except with the consent of the Grantee.

11.  NON-EXCLUSIVITY OF THE PLAN

     Neither the adoption of the plan by the Board of Directors nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board of Directors to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock or stock Options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases. Neither the Plan nor any Option or any Restricted Stock granted hereunder shall be deemed to confer upon any employee or any other individual any right to continued employment or service with the Company or its subsidiaries.

12.  GOVERNMENT AND OTHER REGULATIONS;  GOVERNING LAW

     (a) Application of Laws; Approvals.  The obligation of the Company to sell
         ------------------------------
and deliver shares of Common Stock with respect to Options and as Restricted Stock granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Compensation Committee.

     (b) Governing Law.  The Plan shall be governed by Nevada law, except to the
         -------------
extent that such law is preempted by federal law.

     (c) Section 16(b) of the Act.  Transactions under the Plan are intended to
         ------------------------
comply with Rule 16b-3 or any successor rule thereto promulgated under the Act. Any provision of the Plan or of any Option agreement or Restricted Stock agreement inconsistent with such compliance shall be inoperative and shall not affect the validity of the Plan or the availability of any exemption from
Section 16(b) of the Act.

13.  EFFECTIVE DATE OF PLAN;  SHAREHOLDER APPROVAL

     The Plan shall become effective upon the date that it is approved by the Board of Directors of the Company; provided, however, that the Plan shall be subject to the approval of the Company's shareholders in accordance with applicable laws and regulations at an annual or special meeting held within twelve months of such effective date or by written consent of all of the shareholders of the Company. No Options granted under the Plan prior to such shareholder approval may be exercised until such approval has been obtained. No Options may be granted under the Plan after the tenth anniversary of the effective date of the Plan.

14.  CONFLICTS WITH THE COMPANY'S ARTICLES OF INCORPORATION

     Notwithstanding any other provision of this Plan, no Grantee shall acquire or have any right to acquire any Common Stock, and shall not have other rights under this Plan, which are prohibited under the Company's Articles of Incorporation.

15.  AWARD OF RESTRICTED STOCK

     (a) Award of Restricted Stock.  The Compensation Committee shall from time
         -------------------------
to time, in its absolute discretion:

          (A) Select from among the officers, directors, employees, consultants or other key persons (including officers, directors, employees, consultants or other key persons who have previously received other awards under this
     Plan) such of them as in its opinion should be awarded Restricted Stock;
     and

          (B) Determine the purchase price, if any, and other terms and conditions applicable to such Restricted Stock, consistent with this Plan.

     The Compensation Committee shall establish the purchase price, if any, and form of payment for Restricted Stock. In all cases, legal consideration shall be required for each issuance of Restricted Stock. Upon the selection of an officer, director, employee, consultant or other key person to be awarded Restricted Stock, the Compensation Committee shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

     (b) Restricted Stock Agreement.  Restricted Stock shall be issued only
         --------------------------
pursuant to a written restricted stock agreement, which shall be executed by the selected officer, director, employee, consultant or other key person and an authorized officer of the Company and which shall contain such terms and conditions as the Compensation Committee shall determine, consistent with this Plan.

     (c) Consideration.  As consideration for the issuance of Restricted Stock,
         -------------
in addition to payment of the purchase price, if any, the Restricted Stockholder shall agree, in the written restricted stock agreement, to remain in the employ of (or to consult for or continue to serve as a key person or to serve as Director of, as applicable) the Company or any Subsidiary for a period of at least one year after the Restricted Stock is issued (or such shorter period as may be fixed in the restricted stock agreement or by action of the Compensation Committee following grant of the Restricted Stock). Nothing in this Plan or in any restricted stock agreement hereunder shall confer on any Restricted Stockholder any right to continue in the employ of, or as a consultant for or as a key person or director of, the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Restricted Stockholder at any time for any reason whatsoever, with or without good cause.

     (d) Rights as Stockholders.  Upon delivery of the shares of Restricted
         ----------------------
Stock to the escrow holder pursuant to Section 15.(g), the Restricted Stockholder shall have, unless otherwise provided by the Compensation Committee, all the rights of a stockholder with respect to said shares, subject to the restrictions in his restricted stock agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however that in the discretion of the Compensation Committee,
--------  -------
any extraordinary with respect to the Common Stock shall be subject to the restrictions set forth in Section 15.(e).

     (e) Restriction.  All shares of Restricted Stock issued under this Plan
         -----------
(including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual restricted stock agreement, be subject to such restrictions as the Compensation Committee shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment with the Company, Company performance and individual performance;

provided, however, that by a resolution adopted after the Restricted Stock is
--------  -------
issued, the Compensation Committee may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the restricted stock agreement. Restricted Stock may not be sold or encumbered until all restrictions are removed or lapse. Unless provided otherwise by the Compensation Committee, if no consideration was paid by the Restricted Stockholder upon issuance, a Restricted Stockholder's rights in unvested Restricted Stock shall lapse upon termination of employment, termination of directorship or termination of service, as applicable, with the Company or a Subsidiary.

     (f) Repurchase of Restricted Stock.  The Compensation Committee shall
         ------------------------------
provide in the terms of each individual restricted stock agreement that the Company shall have the right to repurchase from the Restricted Stockholder the Restricted Stock then subject to restrictions under the restricted stock agreement immediately upon the Restricted Stockholder's termination of employment, termination of directorship or termination of service, as applicable, from the Company or a Subsidiary at a cash price per share equal to the price paid by the Restricted Stockholder for such Restricted Stock;

provided, however, that provision may be made that no such right of repurchase
--------  -------
shall exist in the event of a termination of employment, termination of directorship or termination of service without cause, or following a change in control of the Company or because of the Restricted Stockholder's retirement, death or disability, or otherwise.

     (g) Escrow.  The Secretary of the Company or such other escrow holder as
         ------
the Compensation Committee may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the restricted stock agreement with respect to the shares evidenced by such certificate lapse or shall have been removed.

     (h) Legend.  In order to enforce the restrictions imposed upon shares of
         ------
Restricted Stock hereunder, the Compensation Committee shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under restricted stock agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

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